As filed with the Securities and Exchange Commission on August 14, 2006
                                                   Registration No. 333-________
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-3

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                                  ------------
                         The Bear Stearns Companies Inc.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                            13-3286161
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

                               383 Madison Avenue
                            New York, New York 10179
                                 (212) 272-2000
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                             Samuel L. Molinaro, Jr.
                             Chief Financial Officer
                         The Bear Stearns Companies Inc.
                               383 Madison Avenue
                            New York, New York 10179
                                 (212) 272-2000
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                   Copies To:

                              Dennis J. Block, Esq.
                        Cadwalader, Wickersham & Taft LLP
                           One World Financial Center
                            New York, New York 10281
                                 (212) 504-6000
                               ------------------

Approximate date of commencement of proposed sale to the public: At various times after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [__]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-121744

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [__] 333-______________

     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [__]

     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [__]

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                        Additional           Proposed             Proposed
                                                       Amount to be      Maximum Offering    Maximum Aggregate      Amount of
Title of Each Class of Securities to be Registered   Registered(1)(2)   Price Per Unit(3)    Offering Price(3)   Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Debt Securities, Warrants, Preferred Stock and
 Depositary Shares..............................       $216,935,000            100%             $216,935,000         $23,212
====================================================================================================================================

(1) In U.S. dollars or their equivalent in one or more foreign or composite currencies.
(2) The amount of debt securities and warrants to be registered is their issue price plus the issue price of any warrants or the issue price of any debt securities to be issued upon the exercise of the warrants and that amount also includes any offers and sales of debt securities and warrants in market-making transactions by Bear, Stearns & Co. Inc., an affiliate of the Registrant.
(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.

      This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

================================================================================

                                      NOTE

     This Registration Statement has been filed pursuant to Rule 462(b) under the Securities Act of 1933. The Registrant hereby incorporates by reference into this Registration Statement its Registration Statement on Form S-3 (No. 333-121744), filed on December 30, 2004 and declared effective by the Securities and Exchange Commission on February 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 14, 2006.


                                        THE BEAR STEARNS COMPANIES INC.



                                        By: /S/  SAMUEL L. MOLINARO JR.
                                            ------------------------------------
                                            Samuel L.  Molinaro, Jr.
                                            Senior Vice President - Finance and
                                            Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 14, 2006.

--------------------------------------   ---------------------------------------

             Signature                                    Title
======================================   =======================================

         /s/ JAMES E. CAYNE              Chairman of the Board, Chief Executive
--------------------------------------    Officer (Principal Executive Officer)
           James E. Cayne                               and Director
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
          Henry S. Bienen
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
          Carl D. Glickman
--------------------------------------   ---------------------------------------

                                           Chairman of the Executive Committee
                 *                                     and Director
--------------------------------------   ---------------------------------------
         Alan C. Greenberg
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
        Donald J. Harrington
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
          Frank T. Nickell
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
          Paul A. Novelly
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
        Frederic V. Salerno
--------------------------------------   ---------------------------------------
                                          President, Co-Chief Operating Officer
                 *                                     and Director
--------------------------------------   ---------------------------------------
          Alan D. Schwartz
--------------------------------------   ---------------------------------------

--------------------------------------   ---------------------------------------
                                          President, Co-Chief Operating Officer
                 *                                     and Director
--------------------------------------   ---------------------------------------
         Warren J. Spector
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
            Vincent Tese
--------------------------------------   ---------------------------------------

                 *                                       Director
--------------------------------------   ---------------------------------------
      Wesley S. Williams, Jr.
--------------------------------------   ---------------------------------------

     /s/ SAMUEL L. MOLINARO JR.            Executive Vice President and Chief
--------------------------------------   Financial Officer (Principal Financial
       Samuel L. Molinaro Jr.                            Officer)
--------------------------------------   ---------------------------------------

                                            Controller (Principal Accounting
       /s/ JEFFREY M. FARBER                             Officer)
--------------------------------------   ---------------------------------------
         Jeffrey M. Farber
--------------------------------------   ---------------------------------------

* By:  /s/ SAMUEL L. MOLINARO JR.
       ---------------------------------
       Samuel L. Molinaro Jr.
       Attorney-in-Fact

                                  EXHIBIT INDEX

  Exhibit No.                       Description
  -----------       -----------------------------------------------------------

5                   Opinion of Cadwalader, Wickersham & Taft LLP.*

23(a)               Consent of Deloitte & Touche LLP.*

23(b)               Consent of Cadwalader, Wickersham & Taft LLP (included in
                    Exhibit 5).*

24(a) Power of attorney (included in the signature pages to the Registration Statement filed on December 30, 2004).

* Filed herewith